UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261
(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 20, 2026, Sonoco Products Company (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Filing”) reporting that Rodger Fuller will retire as the Company’s Chief Operating Officer effective February 28, 2026. The Company is filing this amendment to the Original Filing (this “Amendment”) for the sole purpose of amending the effective date of Mr. Fuller’s retirement from February 28, 2026 to April 11, 2026. This Amendment does not otherwise modify or update in any way the disclosures made in the Original Filing.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2026, the Company and Mr. Fuller agreed to amend the effective date of his retirement as the Company’s Chief Operating Officer to April 11, 2026.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: February 20, 2026	By:	/s/ John M. Florence, Jr.
John M. Florence, Jr.
General Counsel, Secretary and Vice President